EXHIBIT 10.43

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (the “Amendment”) is entered into on February 22, 2012 by and among Pacific Ethanol, Inc., a Delaware corporation (the “Company”), and the undersigned investors (each, an “Investor” and collectively, the “Investors”), each a party to that certain Registration Rights Agreement, dated December 13, 2011, by and among the Company and the investors signatory thereto (the “Registration Rights Agreement”).  All capitalized terms used but not defined herein shall have the meanings set forth in the Registration Rights Agreement.  This Amendment shall be effective when executed by the Required Holders.

R E C I T A L S

A.   The Company’s Amendment No. 1 to Registration Statement on Form S-1, File No. 333-178685 (the “Initial Registration Statement”), covering the resale of the Registrable Securities was declared effective by the Securities and Exchange Commission on February 13, 2012.

B.   Pursuant to Section 3(r) of the Registration Rights Agreement, the Company will be subject to Registration Delay Payments if the Initial Registration Statement is not effective during the thirty (30) Trading Day period immediately following February 13, 2012.

C.   The Company desires to file its Annual Report on Form 10-K for the year ended December 31, 2011 prior to the end of the thirty (30) Trading Day period immediately following February 13, 2012, which filing may require the Company to file a post effective amendment to the Registration Statement resulting in Registration Delay Payments.

D.   The Investors agree to amend the Registration Rights Agreement to shorten to the period of time following the Effective Date of the Initial Registration Statement during which a Grade Period may not exist from thirty (30) Trading Days to fifteen (15) Trading Days.

E.   The Registration Rights Agreement may be amended with the written consent of the Company and the Required Holders.

NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendment.  On and after the date this Amendment is executed by the Company and Investors constituting the Required Holders, clause (v) of Section 3(r) of the Registration Rights Agreement is amended to strike in its entirety the contents therein and replace the same with the following: “(v) a Grace Period may not exist during the thirty (30) Trading Day period immediately following the Effective Date of any Registration Statement, provided, however, that with respect to the initial Registration Statement (File No. 333-178685) declared effective by the SEC on February 13, 2012, a Grace Period may not exist during the fifteen (15) Trading Day period immediately following February 13, 2012.

2.           Miscellaneous.

(a)           Entire Agreement.  This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(b)           Amendments and Waivers; Severability.  This Amendment may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and each of the undersigned Investors.  If any provision of this Amendment is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Amendment so long as this Amendment as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(c)           Governing Law.  This Amendment shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Amendment shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

(d)           Counterparts.  This Amendment may be executed, including by facsimile signature, in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Amendment to be executed as of the date first written above.

THE COMPANY:	PACIFIC ETHANOL, INC.

	By:	/s/ Christopher W. Wright
	Name:	Christopher W. Wright
	Title:	Vice President & General Counsel

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Amendment to be executed as of the date first written above.

THE INVESTORS:	Cranshire Capital Master Fund, Ltd.

	By:	/s/ Keith A. Goodman
	Name:	Keith A. Goodman
	Title:	Authorized Signatory

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Amendment to be executed as of the date first written above.

THE INVESTORS:	Freestone Advantage Partners II, LP

	By:	/s/ Keith A. Goodman
	Name:	Keith A. Goodman
	Title:	Authorized Signatory

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Amendment to be executed as of the date first written above.

THE INVESTORS:	Kingsbrook Opportunities Master Fund LP

	By:	Kingsbrook Opportunities GPLLC,
As general partner

	By:	/s/ Adam J. Chill
	Name:	Adam J. Chill
	Title:	Managing Member

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Amendment to be executed as of the date first written above.

THE INVESTORS:	Haven Investments LLC

	By:	Carpe Diem Capital Management LLC
	Its:	Manager

	By:	/s/ John Ziegelman
	Name:	John Ziegelman
	Title:	President

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Amendment to be executed as of the date first written above.

THE INVESTORS:	Carpe Diem Opportunity Fund LP

	By:	Carpe Diem Capital Management LLC
	Its:	Investment Manager

	By:	/s/ John Ziegelman
	Name:	John Ziegelman
	Title:	President

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Amendment to be executed as of the date first written above.

THE INVESTORS:	Capital Ventures International

	By:	/s/ Martin Kobinger
	Name:	Martin Kobinger
	Title:	Investment Manager